EXHIBIT 10.37



               FIRST AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT (the "Amendment"), dated as of March 30, 2001, by and between UNIGENE LABORATORIES, INC., a Delaware corporation (the "Company"), and FUSION CAPITAL FUND II, LLC (together with its permitted assigns, the "Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Common Stock Purchase Agreement.

         WHEREAS, the parties hereto are parties to a Common Stock Purchase Agreement dated as of December 18, 2000 (the "Common Stock Purchase Agreement");

         WHEREAS, pursuant to the Common Stock Purchase Agreement, the Buyer has agreed to purchase, and the Company has agreed to sell up to $21,000,000 of the Common Stock all in accordance with the terms and conditions of the Common Stock Purchase Agreement;

         WHEREAS, pursuant to the Common Stock Purchase Agreement the Buyer has the right to terminate the Common Stock Purchase Agreement on March 31, 2001 and the Company and the Buyer desire to extend such date as provided herein;

         WHEREAS, pursuant to the Common Stock Purchase Agreement the Company is required to issue certain Commitment Shares to the Buyer and the Company and the Buyer desire to reduce the amount of Commitment Shares otherwise owed to the Buyer and in lieu thereof issue to the Buyer a warrant to purchase shares of Common Stock in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the agreements, covenants and considerations contained herein, the parties hereto agree as follows:

1.       Amendments.

          a. Section 2 of the Common Stock Purchase Agreement is hereby amended and restated by adding the words "the Warrant and the Warrant Shares" immediately after the words "Commitment Shares" in each instance the words "Commitment Shares" appear in Section 2 of the Common Stock Purchase Agreement.

          b. Section 2(a) of the Common Stock Purchase Agreement is hereby amended and restated by deleting the reference "Section 7(b)" in the second line of such Section and replacing it with "Section 4(f)".

          c. Section 3(b) of the Common Stock Purchase Agreement is hereby amended and restated: (i) by adding the words "the Warrant," to the second line of such Section immediately after the words "its obligations under this Agreement"; (ii) by adding the words "and the Warrant and Warrant Shares" to the sixth and ninth lines of such Section immediately after the words "the Commitment Shares";
               (iii) by adding the words "and Warrant Shares" to the ninth line of such Section immediately after the words "the Purchase Shares"; and (iv) by adding the words "and the Warrant" to the tenth line of such Section, immediately after the words "issuable under this Agreement".

          d. Clause (vi) of Section 3(c) is hereby amended and restated in its entirety as follows:

               "(vi)there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Commitment Shares or the Purchase Shares as described in this Agreement or the Warrant or Warrant Shares and"

          e. Section 3(d) of the Common Stock Purchase Agreement is hereby amended and restated by: (i) adding the clause "The Warrant has been duly authorized and" to the beginning of such Section, (ii) adding the words "and the Warrant Shares" immediately after the words "Commitment Shares" in the first line of such Section and
               (iii) adding the words "and thereof" immediately after the word "hereof" in the second line of such Section.

          f. Section 3(j) of the Common Stock Purchase Agreement is hereby amended and restated by adding the words "the Warrant, the Warrant Shares" immediately after the words "Commitment Shares" to the fourth line of such Section.

          g. Section 3(k) of the Common Stock Purchase Agreement is hereby amended and restated by adding the words "the Warrant, the Warrant Shares" immediately after the words "Commitment Shares" to the fourth, fifth, ninth and tenth lines of such Section.

          h. Section 3(t) of the Common Stock Purchase Agreement is hereby amended and restated by adding the words "the Warrant, the Warrant Shares" immediately after the words "Commitment Shares" to the seventh and eighth lines of such Section.

          i. The first sentence of Section 4(a) of the Common Stock Purchase Agreement is hereby amended and restated as follows:

               "The Company shall within thirty (30) Trading Days from the date hereof file a new registration statement covering the sale of at least 6,000,000 Purchase Shares, 2,000,000 Commitment Shares and 1,000,000 Warrant Shares.

          j. Section 4(b) of the Common Stock Purchase Agreement is hereby amended and restated by adding the words ", the Warrant, the Warrant Shares" immediately after the words the "Commitment Shares" to each of the third and sixth lines of such Section.

          k. Section 4(d) of the Common Stock Purchase Agreement is hereby amended and restated by adding the words "Warrant Shares" immediately after the words "Purchase Shares" in the first line of such Section.

          l. Section 4(f) of the Common Stock Purchase Agreement is hereby amended and restated in its entirety as follows:

               "(f) Issuance of Warrant and Commitment Shares/ Limitation on sales of Commitment Shares. The Company agrees to issue to the Buyer on March 30, 2001, (i) 2,000,000 shares of Common Stock (the "Commitment Shares") and (ii) a warrant (the "Warrant") to purchase 1,000,000 shares of Common Stock (the "Warrant Shares"). The Warrant shall have an exercise price of $.50 per share, and shall be exercisable for five (5) years from the Commencement Date. The Commitment Shares shall be issued in certificated form and shall bear the restrictive legend set forth in Exhibit G hereto. The Buyer agrees that the Buyer shall not transfer or sell the Commitment Shares or Warrant Shares until 720 days from the date of the Agreement or until this Agreement has been terminated, provided, however, that such restrictions shall not apply: (i) to transfers to or among affiliates (as defined in the 1934 Act), (ii) to a pledge in connection with a bona fide loan (but not the foreclosure thereon) or a deposit to a margin account, or (iii) if an Event of Default has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default, including any failure by the Company to timely issue Purchase Shares under this Agreement. Notwithstanding the forgoing, the Buyer may transfer Commitment Shares or Warrant Shares to a third party in order to settle a sale made by the Buyer where the Buyer reasonably expects the Company to deliver Purchase Shares to the Buyer under this Agreement so long as the Buyer maintains ownership of the same overall number of shares of Common Stock by "replacing" the Commitment Shares or Warrant Shares so transferred with Purchase Shares when the Purchase Shares are actually issued by the Company to the Buyer.

          m. Section 5 of the Common Stock Purchase Agreement is hereby amended and restated in its entirety as follows:


          "5.  TRANSFER AGENT INSTRUCTIONS.

               On the Commencement, the Company shall cause any restrictive legend on the Commitment Shares to be removed, and all of the Commitment Shares issued to the Buyer and the Purchase Shares to be issued under this Agreement and the Warrant Shares issuable under the Warrant shall be issued without any restrictive legend and shall be issued by the Company's transfer agent via The DTC Fast Automated Securities Transfer Program, by crediting the appropriate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designee's balance account with The DTC through The DTC DWAC system, or, if the Transfer Agent is not participating in The DTC Fast Automated Securities Transfer Program and DWAC system, issue and surrender to the Buyer, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue Purchase Shares in the name of the Buyer or its respective nominee(s), for the Purchase Shares (the "Irrevocable Transfer Agent Instructions"). The Company warrants to the Buyer that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this
               Section 5, will be given by the Company to its transfer agent with respect to the Purchase Shares and that the Commitment Shares, Warrant Shares and the Purchase Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement subject to the provisions of Section 4(f) in the case of the Commitment Shares.

          n. Section 6(b) of the Common Stock Purchase Agreement is hereby amended and restated by adding the words "the Warrant Shares" to the second line of such Section immediately after the words "the Commitment Shares".

          o. Section 7(b) of the Common Stock Purchase Agreement is hereby amended and restated in its entirety as follows:

          "(b) The Company shall have removed any restrictive legend from the Commitment Shares."

          p. Section 7(c) of the Common Stock Purchase Agreement is hereby amended and restated by adding the words "the Warrant Shares" to the third line of such Section immediately after the words "Purchase Shares".

          q. Section 7(l) of the Common Stock Purchase Agreement is hereby amended and restated in its entirety as follows:

               "(l) A registration statement covering the sale of all of the Commitment Shares, the Warrant Shares and at least 6,000,000 Purchase Shares shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the registration statement shall be pending or threatened by the SEC. The Company shall have prepared and delivered to the Buyer a final form of Prospectus to be used by the Buyer in connection with any sales of any Commitment Shares, Warrant Shares or any Purchase Shares. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Commitment Shares, Warrant Shares and the Purchase Shares pursuant to this Agreement in compliance with such laws."

          r. Section 9(d) of the Common Stock Purchase Agreement is hereby amended and restated by adding the clause "or Warrant Shares to the Buyer within five (5) Trading Days after delivery of the applicable notice" to the end of such Section.

          s. Sections 11(k)(ii) and 11(k)(iii) of the Common Stock Purchase Agreement are hereby amended and restated in their entirety as follows:

               "(ii)In the event that the Commencement shall not have occurred, the Company shall have the option to terminate this Agreement for any reason or for no reason without liability of any party to any other party.

               (iii) In the event that the Commencement shall not have occurred on or before June 30, 2001, due to the failure to satisfy the conditions set forth in Sections 6 and 7 above with respect to the Commencement (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement at the close of business on such date or thereafter without liability of any party to any other party."

          t. The term "Transaction Documents" shall be deemed to include this Amendment and the Warrant for all purposes under the Common Stock Purchase Agreement.

          u. Exhibit F and Exhibit G to the Common Stock Purchase Agreement are hereby amended and restated in their entirety in the form attached hereto.

2. Effect of Amendment/Incorporation of Certain Provisions. Except as amended as set forth above, the Common Stock Purchase Agreement shall continue in full force and effect. The provisions set forth in Section 11 of the Common Stock Purchase Agreement are hereby incorporated by reference into this Amendment.

                                    * * * * *

     IN WITNESS WHEREOF, the Buyer and the Company have caused this First Amendment to Common Stock Purchase Agreement to be duly executed as of the date first written above.

                                  THE COMPANY:

                                  UNIGENE LABORATORIES, INC.

                                  By:______________________
                                  Name:
                                  Title:


                                  BUYER:

                                  FUSION CAPITAL FUND II, LLC
                                  BY: FUSION CAPITAL PARTNERS, LLC
                                  BY: SGM HOLDINGS CORP.

                                  By:_______________________
                                  Name: Steven G. Martin
                                  Title: President

                                    EXHIBIT F

                           FORM OF COMPANY RESOLUTIONS

         WHEREAS, there has been presented to the Board of Directors of UNIGENE LABORATORIES, INC., (the "Corporation") a draft of a Common Stock Purchase Agreement (the "Purchase Agreement") by and among the Corporation and Fusion Capital Fund II, LLC ("Fusion"), providing for the purchase by Fusion of up to Twenty One Million Dollars ($21,000,000) of the Corporation's common stock, par value $.01 (the "Common Stock"); and

         WHEREAS, after careful consideration of the Purchase Agreement, the documents incident thereto and other factors deemed relevant by the Board of Directors, the Board of Directors has determined that it is advisable and in the best interests of the Corporation to engage in to transactions contemplated by the Purchase Agreement.

                              Transaction Documents

         RESOLVED, that the transactions described in the Purchase Agreement are hereby approved and ____________________________________________ (the
"Authorized Officers") are severally authorized to execute and deliver the Purchase Agreement, and any other agreements or documents contemplated thereby (including, without limitation, a Warrant for the purchase of _____ shares of Company Common Stock (the "Warrant") and a registration rights agreement (the "Registration Rights Agreement") providing for the sale of the shares of the Company's Common Stock issuable in respect of the Purchase Agreement) on behalf of the Corporation, with such amendments, changes, additions and deletions as the Authorized Officers may deem to be appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and

         FURTHER RESOLVED, that the terms and provisions of the Registration Rights Agreement by and among the Corporation and Fusion are hereby approved and the Authorized Officers are authorized to execute and deliver the Registration Rights Agreement (pursuant to the terms of the Purchase Agreement), with such amendments, changes, additions and deletions as the Authorized Officer may deem appropriate and approve on behalf of, an Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and

         FURTHER RESOLVED, that the terms and provisions of the Warrant are hereby approved and the Authorized Officers are authorized to execute and deliver the Warrant (pursuant to the terms of the Purchase Agreement), with such amendments, changes, additions and deletions as the Authorized Officer may deem appropriate and approve on behalf of, an Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and

         FURTHER RESOLVED, that the terms and provisions of the Form of Transfer Agent Instructions (the "Instructions") are hereby approved and the Authorized Officers are authorized to execute and deliver the Instructions (pursuant to the terms of the Purchase Agreement), with such amendments, changes, additions and deletions as the Authorized Officers may deem appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and

                         Execution of Purchase Agreement

         FURTHER RESOLVED, that the Corporation be and it hereby is authorized to execute the Purchase Agreement providing for the purchase of common stock of the Corporation having an aggregate value of up to $___________; and

                            Issuance of Common Stock

         FURTHER RESOLVED, that the Corporation is hereby authorized to issue the Commitment Shares (as defined in the Purchase Agreement) and that, upon issuance of the Commitment Shares pursuant to the Purchase Agreement, the Commitment Shares will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof; and

         FURTHER RESOLVED, that the Corporation is hereby authorized to issue the Warrant Shares (as defined in the Purchase Agreement) and that, upon issuance of the Warrant Shares pursuant to the Warrant, the Warrant Shares will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof; and

         FURTHER RESOLVED, that the Corporation is hereby authorized to issue shares of Common Stock upon the purchase of shares of Common Stock up to the available amount under the Purchase Agreement (the "Purchase Shares") in accordance with the terms of the Purchase Agreement and that, upon issuance of the Purchase Shares pursuant to the Purchase Agreement, the Purchase Shares will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof; and

         FURTHER   RESOLVED,   that  the  Corporation  shall  initially  reserve
1,000,000 shares of Common Stock for issuance as Warrant Shares under the Warrant; and

         FURTHER   RESOLVED,   that  the  Corporation  shall  initially  reserve
_________ shares of Common Stock for issuance as Purchase Shares under the Purchase Agreement.

                             Registration Statement

         The management of the Corporation has prepared an initial draft of a Registration Statement on Form ___ (the "Registration Statement") in order to register the sale of the Purchase Shares and the Commitment Shares (collectively, the "Shares"); and

         The Board of Directors has determined to approve the Registration Statement and to authorize the appropriate officers of the Corporation to take all such actions as they may deem appropriate to effect the Offering; and

         NOW, THEREFORE, BE IT RESOLVED, that the officers and directors of the Corporation be, and each of them hereby is, authorized and directed, with the assistance of counsel and accountants for the Corporation, to prepare, execute and file with the Securities and Exchange Commission (the "Commission") the Registration Statement, which Registration Statement shall be filed substantially in the form presented to the Board of Directors, with such changes therein as the Chief Executive Officer of the Corporation or any Vice President of the Corporation shall deem desirable and in the best interest of the Corporation and its shareholders (such officer's execution thereof including such changes shall be deemed to evidence conclusively such determination); and

         FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed, with the assistance of counsel and accountants for the Corporation, to prepare, execute and file with the Commission all amendments, including post-effective amendments, and supplements to the Registration Statement, and all certificates, exhibits, schedules, documents and other instruments relating to the Registration Statement, as such officers shall deem necessary or appropriate (such officer's execution and filing thereof shall be deemed to evidence conclusively such determination); and

         FURTHER RESOLVED, that the execution of the Registration Statement and of any amendments and supplements thereto by the officers and directors of the Corporation be, and the same hereby is, specifically authorized either personally or by the Authorized Officers as such officer's or director's true and lawful attorneys-in-fact and agents; and

         FURTHER RESOLVED, that the Authorized Officers are hereby is designated as "Agent for Service" of the Corporation in connection with the Registration Statement and the filing thereof with the Commission, and the Authorized Officers hereby are, authorized to receive communications and notices from the Commission with respect to the Registration Statement; and

         FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed to pay all fees, costs and expenses that may be incurred by the Corporation in connection with the Registration Statement; and

         FURTHER RESOLVED, that it is desirable and in the best interest of the Corporation that the Shares be qualified or registered for sale in various states; that the officers of the Corporation be, and each of them hereby is, authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the Shares as they may deem advisable; that said officers be, and each of them hereby is, authorized to perform on behalf of the Corporation any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents, appointments of attorneys for service of process and resolutions; and the execution by such officers of any such paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Corporation and the approval and ratification by the Corporation of the papers and documents so executed and the actions so taken; and

         FURTHER RESOLVED, that if, in any state where the securities to be registered or qualified for sale to the public, or where the Corporation is to be registered in connection with the public offering of the Securities, a prescribed form of resolution or resolutions is required to be adopted by the Board of Directors, each such resolution shall be deemed to have been and hereby is adopted, and the Secretary is hereby authorized to certify the adoption of all such resolutions as though such resolutions were now presented to and adopted by the Board of Directors; and

         FURTHER RESOLVED, that the officers of the Corporation with the assistance of counsel be, and each of them hereby is, authorized and directed to take all necessary steps and do all other things necessary and appropriate to effect the listing of the Shares on the __________.

                               Approval of Actions

         RESOLVED, that, without limiting the foregoing, the Authorized Officers are, and each of them hereby is, authorized and directed to proceed on behalf of the Corporation and to take all such steps as deemed necessary or appropriate, with the advice and assistance of counsel, to cause the Corporation to consummate the agreements referred to herein and to perform its obligations under such agreements; and

         RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed on behalf of and in the name of the Corporation, to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further agreements, amendments, documents, certificates, reports, schedules, applications, notices, letters and undertakings and to incur and pay all such fees and expenses as in their judgment shall be necessary, proper or desirable to carry into effect the purpose and intent of any and all of the foregoing resolutions, and that all actions heretofore taken by any officer or director of the Corporation in connection with the transactions contemplated by the agreements described herein are hereby approved, ratified and confirmed in all respects.

                                    EXHIBIT G

                       FORM OF TRANSFER AGENT INSTRUCTIONS

                               [Commencement Date]

[TRANSFER AGENT]
[Address]

Attn:  __________________

Ladies and Gentlemen:

     Reference is made to that certain Common Stock Purchase Agreement (the "Common Stock Purchase Agreement"), dated as of December 18, 2000, by and between UNIGENE LABORATORIES, INC., a Delaware corporation (the "Company"), and FUSION CAPITAL FUND II, LLC (together with its assigns, the "Buyer"), pursuant to which the Company may sell to the Buyer up to Twenty One Million Dollars ($21,000,000) of the Company's common stock, par value $___ per share (the "Common Stock"). The shares of Common Stock to be purchased thereunder are referred to herein as, the "Purchase Shares." In addition, the Company has issued to the Buyer a warrant (the "Warrant") granting the Buyer the right to purchase from the Company 1,000,000 shares of Common Stock (the "Warrant Shares"). This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Purchase Shares to the Buyer from time to time upon surrender to you of a properly completed and duly executed Purchase Notice, in the form attached hereto as Exhibit I, and a Company Confirmation of Purchase Notice, in the form attached hereto as Exhibit II. This letter shall also serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Warrant Shares to the Buyer from time to time upon surrender to you of a properly completed and duly executed Warrant Exercise Notice, in the form attached hereto as Exhibit IV, and a Company Confirmation of Warrant Exercise Notice, in the form attached hereto as Exhibit V.

     Specifically, upon receipt by the Company of a copy of a Purchase Notice, the Company shall as soon as practicable, but in no event later than one (1) Trading Day (as defined below) after receipt of such Purchase Notice, send, via facsimile, a Company Confirmation of Purchase Notice to the Buyer and to you, which confirmation shall constitute an irrevocable instruction to you to process such Purchase Notice in accordance with the terms of these instructions and the Company Confirmation of Purchase Notice. Upon your receipt of a copy of the executed Purchase Notice and a copy of the applicable Company Confirmation of Purchase Notice, you shall use your best efforts to, within two (2) Trading Days following the date of receipt of the Company Confirmation of Purchase Notice,
(A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Purchase Notice, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Company Confirmation of Purchase Notice or (B) provided you are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designee's balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyer causes its bank or broker to initiate the DWAC transaction. ("Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.)

     Specifically in regard to Warrant Shares, upon receipt by the Company of a copy of a Warrant Exercise Notice, the Company shall as soon as practicable, but in no event later than one (1) Trading Day after receipt of such Warrant Exercise Notice, send, via facsimile, a Company Confirmation of Warrant Exercise Notice to the Buyer and to you, which confirmation shall constitute an irrevocable instruction to you to process such Warrant Exercise Notice in accordance with the terms of these instructions and the Company Confirmation of Warrant Exercise Notice. Upon your receipt of a copy of the executed Warrant Exercise Notice and a copy of the applicable Company
Confirmation of Warrant Exercise Notice, you shall use your best efforts to, within two (2) Trading Days following the date of receipt of the Company Confirmation of Warrant Exercise Notice, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Warrant Exercise Notice, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Company Confirmation of Purchase Notice or (B) provided that (1) a registration statement is available for the sale of the Warrant Shares at the time of issuance of the respective Warrant Shares and (2) you are participating in The DTC Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designee's balance account with DTC through its DWAC system provided the Buyer causes its bank or broker to initiate the DWAC transaction.

     The Company hereby confirms to you and the Buyer that certificates representing the Purchase Shares and Warrant Shares shall not bear any legend restricting transfer of the Purchase Shares thereby and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company provided that the Company counsel delivers the Notice of Effectiveness set forth in Exhibit III attached hereto, and that if the Purchase Shares or Warrant Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Purchase Shares or Warrant Shares shall bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

     The Company hereby confirms to you and the Buyer that no instructions other than as contemplated herein will be given to you by the Company with respect to the Purchase Shares or Warrant Shares.

     Please be advised that the Buyer is relying upon this letter as an inducement to purchase shares of Common Stock under the Common Stock Purchase Agreement and, accordingly, the Buyer is a third party beneficiary to these instructions.

     Should you have any questions concerning this matter, please contact me at (___) ___-____.

                                          Very truly yours,
                                          By:__________________________
                                          Name:    _______________________
                                          Its:     _______________________

ACKNOWLEDGED AND AGREED:
[TRANSFER AGENT]
By:

Name:
Title
Date:

cc:      FUSION CAPITAL FUND II, LLC

5

                                    EXHIBIT I

                         TO TRANSFER AGENT INSTRUCTIONS

                             FORM OF PURCHASE NOTICE

See attached.


[Attach Exhibit A to Common Stock Purchase Agreement.]

                                   EXHIBIT II

                         TO TRANSFER AGENT INSTRUCTIONS

                 FORM OF COMPANY CONFIRMATION OF PURCHASE NOTICE

See attached.


[Attach Exhibit B to Common Stock Purchase Agreement.]

                                   EXHIBIT III

                         TO TRANSFER AGENT INSTRUCTIONS

                         FORM OF NOTICE OF EFFECTIVENESS

                            OF REGISTRATION STATEMENT

[Date]

[TRANSFER AGENT]

-------------------

-------------------

Re: [__________]

Ladies and Gentlemen:

     We are counsel to UNIGENE LABORATORIES, INC., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Common Stock Purchase Agreement (the "Purchase Agreement") entered into by and among the Company and Fusion Capital Fund II, LLC (the "Holder") pursuant to which the Company has agreed to issue to the Holder up to Twenty One Million Dollars ($21,000,000) of the Company's Common Stock, par value $0.01 per share (the "Common Stock") (the "Purchase Shares"), in accordance with the terms of the Purchase Agreement, and (ii) the Company issued to the Holder 2,000,000 shares of Common Stock (the "Commitment Shares"). Pursuant to the Common Stock Purchase Agreement, the Company also has also agreed to issue to the Buyer a warrant (the "Warrant") granting the Buyer the right to purchase from the Company 1,000,000 shares of Common Stock (the "Warrant Shares"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holder (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Purchase Shares, the Warrant Shares and the Commitment Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Purchase Agreement and the Registration Rights Agreement, on _____________, the Company filed a Registration Statement (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Purchase Shares, the Warrant Shares and the Commitment Shares.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Purchase Shares, the Warrant Shares and the Commitment Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

     The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Commitment Shares, the Warrant Shares or the Purchase Shares.

                                                     Very truly yours,
                                                     [Company Counsel]
                                                     By:____________________
cc:       Fusion Capital Fund II, LLC

                                   EXHIBIT IV

                         TO TRANSFER AGENT INSTRUCTIONS

                              WARRANT EXERCISE FORM

                                                           Date:_____________


--------------
--------------


Ladies and  Gentlemen:

The undersigned, being the registered holder of your Warrant number ______ accompanying this letter, hereby irrevocably exercises such Warrant for _____ shares of Warrant Shares (as defined in said Warrant), and herewith makes payment therefor in the amount of ($___________ )(via "cash-less exercise" in accordance with the Warrant), and requests that such shares of Warrant Shares be issued in the name of, and delivered to (the undersigned) (_________________________), at the address shown below the signature line hereof.

If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.Sincerely,FUSION CAPITAL FUND II, LLC

-------------------------
Signature of Registered Warrant Holder

-------------------------
-------------------------
-------------------------
         Address

                                    EXHIBIT V

                         TO TRANSFER AGENT INSTRUCTIONS

                FORM OF COMPANY CONFIRMATION OF WARRANT EXERCISE

     Reference is made to the Common Stock Purchase Agreement (the "Common Stock Purchase Agreement") between UNIGENE LABORATORIES, INC. (the "Company") and FUSION CAPITAL FUND II, LLC dated December 18, 2000, as amended March 30, 2001. In accordance with and pursuant to the Common Stock Purchase Agreement, the Company has issued to FUSION CAPITAL FUND II, LLC a Warrant to Purchase 1,000,000 shares of common stock, par value $.01 per share (the "Common Stock") of the Company. The undersigned hereby confirms that FUSION CAPITAL FUND II, LLC has exercised the Warrant to purchase _____ shares of Common stock and authorizes the issuance of ______ shares of common stock, par value $.01 per share (the "Common Stock") of the Company, in connection with the Warrant Exercise Notice Specifically, the Company hereby confirms the following information:

         Number of shares of Common

         Stock to be issued:
                                            ------------------------------------

         Remaining Number of shares

         Subject to Exercise:
                                            ------------------------------------

         Exercise Price:                    $.50/share  of Common Stock
                                            (Subject to  Adjustment  pursuant
                                            to the Warrant)

The shares of Common Stock shall be issued in the name and to the address as set forth in the applicable Warrant Exercise Notice.

         Authorized Signature
                                    --------------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------
                                    Phone #:
                                            ------------------------------------
                                    Fax #:
                                          --------------------------------------